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                                                                    EXHIBIT 23.2
                                                                    ------------

                             CONSENT OF INDEPENDENT
                          CERTIFIED PUBLIC ACCOUNTANTS

     We have issued our report dated February 2, 2001 accompanying the consolidated financial statements incorporated in the 2000 Annual Report of Allied Research Corporation to its shareholders and accompanying the schedules included in the Annual Report on Form 10-K for the year ended December 31, 2000 which are incorporated by reference in this Registration Statement.


GRANT THORNTON, LLP


Baltimore, Maryland
June 25, 2001

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